UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2017

SIGNAL BAY, INC.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-12350	47-1890509
(Commission File No.)	(IRS Employer Identification No.)

62930 O.B. Riley Rd #300 Bend, OR	97703
(Address of principal executive offices)	(zip code)

541-633-4568

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.01  Change in Registrant's Certifying Accountant

On April 24, 2017, the Board of Directors of Signal Bay, Inc., a Colorado corporation (the “Company”), approved the engagement of Sadler, Gibb and Associates LLC  (“SGA”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended September 30, 2017, effective immediately, and dismissed MaloneBailey, LLP (“MB”) as the Company's independent registered public accounting firm.  MB’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended September 30, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended September 30, 2016, and 2015, and the subsequent interim periods through April 24, 2017, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and MB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to MB’s satisfaction, would have caused MB to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation SK.

The Company provided MB with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that MB furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of MB’s letter dated April 25, 2017, is filed as Exhibit 16.1 hereto.

During the fiscal years ended September 30, 2016, and 2015, and the subsequent interim periods through April 24, 2017, neither the Company nor anyone acting on its behalf has consulted with SGA regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that SGA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

Exhibit:

16.1	Letter dated April 25, 2017 from MaloneBailey, LLP.

2

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signal Bay, Inc.

Dated: April 25, 2017	By:	/s/ William Waldrop
	Name:	William Waldrop
	Title:	CEO

3